SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14 (a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	|X|
Filed by a Party other than the Registrant	|_|
Check the appropriate box: |_| Preliminary Proxy Statement |_| Definitive Additional Materials |X| Definitive Proxy Statement |_| Soliciting Materal Under Rule 14a-12	|_|	Confidential, for Use of Commission Only [as permitted by Rule 14a-6(e) (2)]

TRANSAMERICA INVESTORS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:

2)     Form, Schedule or Registration Statement No.:

3)     Filing Party:

4)     Date Filed:

TRANSAMERICA INVESTORS, INC.
Transamerica Premier Funds
1150 South Olive Street, 27th Floor
Los Angeles, CA 90015
(Toll-Free) 1-800-892-7587

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholders:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of Transamerica Investors, Inc. (“Transamerica”), a Maryland corporation, will be held on August 7, 2003 at 10:00 a.m. (Pacific Time), or any adjournment(s) thereof, at the executive offices of Transamerica, 1150 South Olive Street, 27th Floor, Los Angeles, CA 90015, on behalf of Transamerica Premier Focus Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Equity Fund, Transamerica Premier Index Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Bond Fund, Transamerica Premier Core Equity Fund and Transamerica Premier Cash Reserve Fund (the funds of Transamerica Investors, Inc. (“Transamerica”)) that are listed above (each a “Fund,” collectively, the “Funds”). The Special Meeting is for the following purposes:

PROPOSAL:	A proposal to re-elect current Directors to the Board and to elect one new member to the Board; and
to conduct such other business as may properly come before the Special Meeting.

The Board of Directors of Transamerica (the “Board”) has fixed the close of business on May 22, 2003 as the record date for the determination of shareholders of the Funds that are entitled to notice of, and to vote at, the Special Meeting.

We look forward to your participation and we thank you for your continued confidence in Transamerica.

By Order of the Board of Directors, Ann Marie Swanson, Secretary Transamerica Investors, Inc. Los Angeles, California

June 6, 2003

A proxy card for your Funds is enclosed along with the proxy statement. Please vote your shares TODAY by signing and returning the enclosed proxy card in the postage-paid envelope provided. You can also vote your shares through the Internet, by telephone or by facsimile by following the enclosed instructions. If you chose one of the alternate methods of voting, please DO NOT return the proxy card, unless you later decide to change your vote. The Board of Directors recommends that you vote “FOR” the nominees.

PROXY STATEMENT

TRANSAMERICA INVESTORS, INC.
On Behalf Of

TRANSAMERICA PREMIER FUNDS

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On August 7, 2003

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) is being furnished to holders of shares of Transamerica Investors, Inc. (“Transamerica”), a series mutual fund consisting of several investment funds (as listed on Schedule A to this Proxy Statement) (each a “Fund,” collectively, the “Funds”), in connection with the solicitation of proxies by the Transamerica Board of Directors (the “Board”) for use at a special meeting of shareholders of the Funds to be held on August 7, 2003 at 10:00 a.m. (Pacific Time) at the Transamerica offices, located at 1150 South Olive Street, 27th Floor, Los Angeles, California 90015, and any adjournment(s) thereof (collectively, the “Special Meeting”).

The primary purpose of this Special Meeting is: (1) to re-elect the Transamerica Board of Directors; (2) to elect one new member to the Board; and to conduct such other business as may properly come before the Special Meeting.

VOTING INFORMATION

Shareholders of record of the Funds who own shares of beneficial interest at the close of business on May 22, 2003 (the “Record Date”) will be entitled to vote at the Special Meeting, including any adjournment(s) thereof, with respect to the respective proposals for their Fund(s). With respect to the proposal herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights.

With respect to the Funds, the presence in person or by proxy, of a majority of the shares of each Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the respective proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Funds’ shares represented at the Meeting in person or by proxy (excluding abstentions and “broker non-votes,” as defined below).

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received in a timely manner and is properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the proposal set forth herein. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Abstentions (proxies that are properly executed and returned and are accompanied by instructions to withhold authority to vote), or broker “non-votes” (shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no affect on the outcome of matters.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of Transamerica at the above address prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

The number of outstanding shares of beneficial interest for each Fund as of the Record Date appears on Schedule A.

Beneficial Owners. Occasionally, the number of shares of each Fund held in the “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. Schedule B of this Proxy Statement includes any person or persons that hold 5% or more of each Fund’s outstanding share classes.

Solicitation.     The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about June 6, 2003, but proxies may also be solicited by telephone and/or in person by representatives of Transamerica, its affiliates, and ALAMO Direct (“ALAMO”), a proxy services firm. The estimated cost for the services provided by ALAMO is $33,000. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The cost of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement and proxies, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Funds.

As the date of the Meeting approaches, certain shareholders of the Funds may receive a call from a representative of Transamerica or ALAMO if their vote has not yet been received. Authorization to permit the representative to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

If a telephonic proxy is solicited by a representative of ALAMO (or Transamerica), the representative is required to ask the shareholder for such shareholder’s full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal(s) listed on the proxy card, and ask for the shareholder’s instructions on such proposal(s). Although the representative from ALAMO (or Transamerica) is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the shareholder how to vote, other than to read the recommendation set forth in the Proxy Statement. The representative will record the shareholder’s instructions on the card. Within 72 hours, ALAMO will send the shareholder a letter or mailgram to confirm the shareholder’s vote and ask the shareholder to call immediately if the shareholder’s instructions are not correct in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with Transamerica a written revocation or duly executed proxy bearing a later date. In addition, any shareholder that attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

PROPOSAL: RE-ELECTION OF THE CURRENT TRANSAMERICA BOARD AND ELECTION OF ONE NEW DIRECTOR

Transamerica is not required to hold annual meetings of shareholders for the election of Directors. Shareholders are being asked to consider the re-election of the four current Directors and the election of one new Director to the Transamerica Board at the Special Meeting pursuant to the Fund’s Bylaws, which permit the election of Directors at any meeting required to be held.

At a meeting held on May 9, 2003 (the “Board Meeting”), the Disinterested Directors unanimously nominated the incumbent Directors for re-election: namely, Sidney E. Harris, Charles C. Reed, Carl R. Terzian, and Gary U. Rollé. The Disinterested Directors also nominated Sandra N. Bane for election to the Board. The Board determined that it would be in the best interest of Transamerica and its shareholders to add an additional Director to the Board to serve in the capacity as a financial expert. The Directors are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Special Meeting, Transamerica does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each of the nominees named has agreed to serve as a Director if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

DIRECTORS:

The following sets forth the names, ages, principal occupations, and other information of the respective nominees:

Name, Address & Age	Position Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen by Director or Nominee for Director	Principal Occupations During the Past 5 years	Other Directorships Held by Director
Gary U. Rolle* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 Age 61	President and Chairman of the Board	Indefinite** President 1999 - present; Chairman since 2003	9	President and Chief Investment Officer, Transamerica Investment Management, LLC (1999 - present); President and Chief Investment Officer, Transamerica Investment Services (1967 - present)	N/A
Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 Age 53	Director	Indefinite** 1995 - present	9	Dean of Robinson College of Business, Georgia State University (1997 - present).	The ServiceMaster Company (1994 - present) Total System Services, Inc. (1999 - present)
Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 Age 69	Director	Indefinite** 1995 - present	9	Vice Chairman of Aon Risk Services Inc. of Southern California (business risk management and insurance brokerage).	N/A
Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 Age 67	Director	Indefinite** 1995 - present	9	Chairman of Carl Terzian Associates (public relations), 1969 - present	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 - present) Electronic Clearing House, Inc. (2002 - present)
Sandra N. Bane 303 Palmetto Drive Pasadena, CA 91105 Age 50	Nominee	Nominee for indefinate term	Nominee to oversee 9 portfolios	Retired CPA, 1999 - present; Audit Partner, KPMG Peat Marwick, 1975 - 1999	Big 5 Sporting Goods (2002 - present)

*Mr. Rollé is an “Interested Person” of Transamerica as defined in the Investment Company Act of 1940 (“1940 Act”).
** Each Director serves an indefinite until his/her successor is elected.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of all Transamerica Funds, and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the Funds, it has hired an investment adviser to do so, namely, Transamerica Investment Management, LLC (“TIM”). The Directors, in carrying out their fiduciary duty under the 1940 Act, are responsible for approving new and existing management contracts with the Funds’ adviser. In carrying out these responsibilities, the Board reviews material factors to evaluate such contracts, including (but not limited to) assessment of information related to the adviser’s performance and expense ratios, estimates of income and indirect benefits (if any) accruing to the adviser, the adviser’s overall management and projected profitability, and services provided to the Funds and their shareholders.

The Board has the authority to manage the business of the Funds on behalf of their shareholders, and it has all powers necessary or convenient to carry out that responsibility.

Consequently, the Directors may adopt Bylaws providing for the regulation and management of the affairs of the Funds and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Funds’ shareholders. They may fill vacancies or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents, as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Directors who may exercise the powers and authority of the Board to the extent that the Directors determine. They may, in general, delegate such authority, as they consider desirable to any officer of Transamerica, to any committee of the Board and to any agent or employee of Transamerica or to any custodian, transfer or investor servicing agent, or principal underwriter. Any determination as to what is in the interest of the Funds made by the Directors in good faith shall be conclusive. The Board met four times in 2002, and has met two times in 2003.

COMMITTEES

The Board of Directors has two standing committees to oversee specific functions of the Transamerica operations. Information about these committees appears in the table below. The Director first named serves as chairman of the respective committee.

Committee	Members	Function	Meetings Held During Last Fiscal Years
Audit	Charles C. Reed Sidney E. Harris Carl R. Terzian	The Audit Committee recommends the engagement of the Funds' independent auditors and oversees its activities. The committee receives reports from the adviser's Internal Audit Department, which is accountable to the committee. The committee also receives reporting about compliance matters affecting Transamerica.	2
Nominating	Charles C. Reed Sidney E. Harris Carl R. Terzian	The Nominating Committee primarily considers and recommends individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The committee will not accept nominations from shareholders.	0

Audit Committee — Selection of Independent Auditors

The 1940 Act requires that a fund’s independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund’s Board of Directors the selection, retention or termination of independent auditors for the funds. A copy of the Audit Committee’s charter, which describes the Audit Committee’s purposes, duties and powers, is attached as Schedule C to this Proxy Statement.

At a meeting held on February 7, 2003, the Audit Committee recommended, and the Board of Directors, including a majority of those Directors who are not “interested persons,” approved, the selection of Ernst & Young, LLP as the independent auditors for Transamerica.

Ernst & Young, LLP, a major international accounting firm, has acted as auditors of the Transamerica Funds overseen by the Board of Directors since inception. After reviewing the audited financial statements for the fiscal year ended December 31, 2002, the Audit Committee recommended to the Board of Directors that such financial statements be included in the Transamerica annual report to shareholders.

Audit Fees. Ernst & Young, LLP was paid on behalf of the Funds as indicated below for services rendered for the routine audit of the Funds annual financial statements and for routine tax return preparation services.

AUDIT FEES - FISCAL YEAR END: TAX PREPARATION FEES: FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:	$134,865 $20,521 $0

All Other Fees. The aggregate fees billed for all other non-audit services rendered by Ernst & Young, LLP to Transamerica, its investment adviser and entities controlling, controlled by, or under common control with the investment adviser that provided services to Transamerica for the fiscal year ended December 31, 2002 was $20,309. The Audit Committee considered the compatibility of these non-audit services with Ernst & Young, LLP’s independence. The aggregate fee billed for audit-related services for funds not overseen by this Board of Directors was $0.

COMPENSATION OF BOARD OF DIRECTORS

Each Disinterested Director currently receives a total annual retainer fee of $10,000, plus $1,000 for each Board meeting attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. “Interested Directors,” as defined by the 1940 Act, do not receive compensation for serving on the Board.

During the fiscal year ended December 31, 2002, the “Disinterested Directors” received the following compensation from Transamerica:

Name of Person, Position	Compensation for Year Ended December 31, 2002

Sidney E. Harris, Director Charles C. Reed, Director Carl R. Terzian, Director	$15,000 $15,000 $15,000

OWNERSHIP OF FUND SHARES

The Directors owned shares in the Funds as of December 31, 2002, as shown in the table below:

NAME OF DIRECTOR
	SIDNEY E. HARRIS	CHARLES C. REED	CARL R. TERZIAN	GARY U. ROLLE
Dollar Range of Equity Securities in the Funds* Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*	E E	A A	A A	E E

* Ranges: A--none, B--$1-$10,000, C--$10,001-$50,000, D--$50,001-$100,000, E--More than $100,000.

SHAREHOLDER APPROVAL. The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting, in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH DIRECTOR NAMED ABOVE.

ADDITIONAL INFORMATION

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER

Transamerica Investment Management, LLC, located at 1150 South Olive Street, 27th Floor, Los Angeles, CA 90015, serves as investment adviser to Transamerica. Transamerica Securities Sales Corp., Transamerica's principal underwriter, is located at 1150 South Olive Street, 25th Floor, Los Angeles, CA 90015. All such entities are affiliates of Transamerica.

SHAREHOLDER PROPOSALS

As a general matter, Transamerica does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of Transamerica at 1150 South Olive Street, 27th Floor, Los Angeles, CA 90015.

OTHER MATTERS

Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Funds.

ANNUAL REPORT

A copy of the Transamerica Annual Report may be obtained without charge by writing to Transamerica at the address above first written, or by calling the Fund at 1-800-892-7587.

By Order of the Board of Directors, Transamerica Investors, Inc. Los Angeles, California

Schedule A — Funds and Shares of Beneficial Interest
Schedule B — Shareholders Entitled to Cast Over 5% of Fund Votes
Schedule C — Audit Committee Charter

SCHEDULE A

LIST OF FUNDS AND SHARES OF BENEFICIAL INTEREST AS OF RECORD DATE (MAY 22, 2003)

NAME OF SERIES	NUMBER OF SHARES OUTSTANDING

Transamerica Premier Focus Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Balanced Fund

Transamerica Premier High Yield Bond Fund

Transamerica Premier Bond Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Cash Reserve Fund	7,713,916.375 6,559,946.297 11,625,622.044 3,642,596.131 8,857,184.168 16,716,264.615 3,119,369.939 1,523,548.378 49,307,796.540

SCHEDULE B

SHAREHOLDERS ENTITLED TO CAST OVER 5% OF FUND VOTES

NAME OF SERIES	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF SHARES	% OF FUND

Transamerica Premier Focus Fund

Transamerica Premier Focus Fund

Transamerica Premier Focus Fund

Transamerica Premier Focus Fund

Transamerica Premier Growth
Opportunities Fund

Transamerica Premier Growth
Opportunities Fund

Transamerica Premier Growth
Opportunities Fund

Transamerica Premier Growth
Opportunities Fund

Transamerica Premier Equity Fund

Transamerica Premier Equity Fund

Transamerica Premier Equity Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Index Fund

Transamerica Premier Index Fund

Transamerica Premier Balanced Fund

Transamerica Premier Balanced Fund	ARC Reinsurance Corporation
51 JFK Parkway
Short Hills, NJ 07078
Charles Schwab & Co., Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
National Financial Services
200 Liberty St, 5th Floor
New York, NY 10048-0202
Investors Bank & Trust Company
4 Manhattanville Rd.
Purchase, NY 10577-2139
ARC Reinsurance Corporation
51 JFK Parkway
Short Hills, NJ 07078
Charles Schwab & Co., Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
National Financial Services
200 Liberty St, 5th Floor
New York, NY 10048-0202
Investors Bank & Trust Company
4 Manhattanville Rd.
Purchase, NY 10577-2139
Charles Schwab & Co., Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
National Financial Services
200 Liberty St, 5th Floor
New York, NY 10048-0202
Scudder Trust Co, TTEE FBO Mohawk Carpet Co
Retirement Svgs Plan
P O Box 1757
Salem, NH 03079-1143
Investors Bank & Trust Company
4 Manhattanville Rd.
Purchase, NY 10577-2139
ARC Reinsurance Corporation
51 JFK Parkway
Short Hills, NJ 07078
Transamerica Occidental Life Insurance
1149 S. Broadway St., Ste. B-527
Los Angeles, CA 90015-2263
Investors Bank & Trust Company
4 Manhattanville Rd.
Purchase, NY 10577-2139
Investors Bank & Trust Company
4 Manhattanville Rd.
Purchase, NY 10577-2139
Charles Schwab & Co., Inc.
101 Montgomery St.
San Francisco, CA 94104-4122	773,679.813

2,213,795.219

851,429.417

765,881.798

808,938.948

1,734,617.480

673,413.170

811123.136

2,840,631.129

916,773.334

694,196.858

2,274,311.785

662,896.607

575,752.906

286,503.676

3,143,891.387

		1,957,757.771	10.03% 28.70% 11.04% 9.93% 12.33% 26.44% 10.27% 12.36% 24.43% 7.89% 5.97% 19.56% 18.20% 15.81% 7.87% 35.50% 22.10%

Transamerica Premier Balanced Fund

Transamerica Premier Balanced Fund

Transamerica Premier High Yield Fund

Transamerica Premier Bond Fund

Transamerica Premier Bond Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Cash Reserve Fund	National Financial Services
200 Liberty St, 5th Floor
New York, NY 10048-0202
Transamerica Occidental Life Insurance
1149 S. Broadway St., Ste. B-527
Los Angeles, CA 90015-2263
Transamerica Life Insurance & Annuity Co.
1150 S. Olive St., T-4
Los Angeles, CA 90015-2211
ARC Reinsurance Corporation
51 JFK Parkway
Short Hills, NJ 07078
Investors Bank & Trust Company
4 Manhattanville Rd.
Purchase, NY 10577-2139
Investors Bank & Trust Company
4 Manhattanville Rd.
Purchase, NY 10577-2139
ARC Reinsurance Corporation
51 JFK Parkway
Short Hills, NJ 07078
Charles Schwab & Co., Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
Gary U. & Della V. Rolle TTEES
The Rolle Family Revocable Trust
2727 Mandeville Canyon Rd.
Los Angeles, CA 90049-1005
Gary U. & Della V. Rolle TTEES
The Rolle Family Revocable Trust
2727 Mandeville Canyon Rd.
Los Angeles, CA 90049-1005	532,479.401 661,432.446 15,639,930.571 1,624,030.356 771,219.201 493,859.238 522,569.089 93,734.435 87,642.419 2,477,097.930	6.01% 7.47% 93.56% 54.06% 25.72% 32.42% 34.30% 6.15% 5.75% 5.02%

SCHEDULE C

AUDIT COMMITTEE CHARTER

TRANSAMERICA INVESTORS, INC.

Charter of the Audit Committee of the Board of Directors

I.     Audit Committee Purpose

The     Audit Committee is appointed by the Board of Directors to assist it in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

o	Recommend to the Board of Directors of the Fund the selection, retention or termination, as appropriate, of the independent public accountants for the Fund.

o	Review the independent public accountants' compensation, the proposed terms of their engagement, and their independence.

o	Investigate, when the Committee deems it necessary, potential improprieties or improprieties in Fund operations.

o	Generally act as a liaison between the independent public accountants and the Board of Directors.

        The primary responsibility of the Audit Committee is to oversee the company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee will recommend actions to the Board of Directors, as the Committee deems appropriate. The Committee will undertake such additional activities within the scope of its primary functions, as the Committee deems appropriate.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.     Audit Committee Composition

        The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

III.     Audit Committee Responsibilities and Duties

         Review Procedures

1.	The Audit Committee shall review and reassess the adequacy of this Charter at least annually and submit the charter to the Board of Directors for approval.

2.	The Audit Committee shall review the Company’s annual audited financial statements and unaudited semiannual financial statements and discuss with management and the independent auditors any significant issues regarding accounting principals, practices, and judgements.

3.	The Audit Committee shall review significant findings prepared by the independent auditors, together with management’s responses.

4.	Review, as appropriate and in consultation with the independent public accountants, accounting policies and procedures applicable to the fund as well as any management responses to comments relating to those policies and procedures.

5.	Consider, in consultation with the independent public accountants, the adequacy of internal controls to help provide reasonable assurance that publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

         Independent Auditors

6.	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee and the Board of Directors are responsible for selection, evaluation and replacement of the independent auditors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

7.	The Audit Committee is responsible for ensuring that the outside auditors submit on a periodic basis to the audit Committee a formal written statement delineating all relationships between the auditor and the company and is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee is responsible for recommending that the Board of Directors take appropriate action in response to the outside auditor’s report to satisfy itself of the outside auditors’ independence.

8.	The Audit Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

9.	The Audit Committee shall review the independent auditors’ audit plan, including discussion of the scope, staffing, reliance upon management, and internal audit and general audit approach.

         Other Audit CommitteeResponsibilities

10.	Recommend to the Board of Directors of the Fund, when the Committee deems it advisable, that the independent public accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

11.	Meet semi-annually with the treasurer of the Fund to discuss any issues arising from the Committee’s responsibilities.

12.	Meet at least annually with management (outside the presence of the independent public accountants) to discuss management’s evaluation of the work performed by the independent public accountants and the appropriateness of their fees.